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                                                           Exhibit 10(a)





      AMENDMENT dated as of December 12, 1993, to the Credit Agreement dated as of September 24, 1992, (as heretofore amended, the "Agreement"), among Parker Drilling Company, a Delaware corporation (the "Borrower"), Morgan Guaranty Trust Company of New York ("Morgan") and Internationale Nederlanden Bank N.V. ("ING") (individually referred to herein as a "Bank" and collectively referred to as the "Banks").


                                  WITNESSETH:
                                  -----------

      WHEREAS, the Borrower and the Banks are parties to the Agreement referred to above; and

      WHEREAS, the Borrower has requested that the Agreement be amended as provided herein to clarify the definitions of Cash Equivalents and acquisitions and to increase the limitation on investments, advances and loans and the limitation on capital expenditures;

      WHEREAS, the parties hereto have agreed to such amendment subject to the terms contained herein;

      NOW, THEREFORE, in consideration of the premises and the mutual agreement herein contained, the Borrower and the Banks agree as follows:

      1. AMENDMENT OF CASH EQUIVALENTS DEFINITION UNDER SUBSECTION 1.1. The definition of Cash Equivalents is hereby amended by adding the following language at the end,

      "and (i) 7, 28, 35 and 49 day auction rate or re-marketed taxable or tax-free securities of issuers of indebtedness rated "A" or better by Moody's Investors Service, Inc. or "A" or better by Standard & Poor's Corporation;"

      2. AMENDMENT TO SUBSECTION 6.2. Subsection 6.2 is hereby amended by deleting the following words in the last sentence:


      "subsequent to the date of this Agreement."

      3. AMENDMENT OF SUBSECTION 6.8. Subsection 6.8 is hereby amended by deleting in subpart (i) "$30,000,000" and inserting in lieu thereof "$50,000,000" and by adding a new subpart (iii) as follows:

      "(iii) any other capital assets acquired with treasury stock or newly issued stock in the Company"

      4. EFFECTIVENESS. This Amendment shall become effective as of the date first written above after being executed by the Borrow and the Banks.
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      5.    DEFINITIONS.  Terms defined in the Agreement shall have their defined meanings when used herein.

      6. EFFECT OF AMENDMENT. Except as amended and modified by this Amendment, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

      7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement with the same effect as if the signature thereto and hereto were upon the same instrument. This Amendment shall become binding and enforceable upon the execution by all the parties hereto as of the day and year first written above.

      8. GOVERNING LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                          PARKER DRILLING COMPANY

                                          By: /s/I. E. Hendrix
                                              --------------------------
                                          Its:  Vice President



                                          MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK

                                          By: /s/Bill Jenks
                                              --------------------------
                                          Its:  Vice President



                                          INTERNATIONAL NEDERLANDEN BANK N.V.

                                          By: /s/John T. Catchpole
                                              --------------------------
                                          Its:  Vice President